                                                                     EXHIBIT B-3



                              QUAIL RUN APARTMENTS
                               1380 Saylor Drive
                           Zionsville, Indiana 46077
                                 (317) 873-4674




                              PHYSICAL INSPECTION

                              QUAIL RUN APARTMENTS
                           PROPERTY WAS BUILT IN 1972
       DATE OF MAJOR RENOVATIONS: ALL BUILDING VINYL SIDING REPLACED 1998
                              NUMBER OF UNITS: 166
  NUMBER OF BUILDINGS: 25 APARTMENT BUILDINGS AND ONE FREE STANDING OFFICE/CLUB
                BUILDING AND ONE FREE STANDING MAINTENANCE SHOP

ROOFS

The roofs on the buildings at this property are 20 year, #230, composition shingles, which we were advised vary in age from one to five years. Management advised they spent $25,000 on roofs this year to complete an on going project on all roofs except for one building that has not had new roofing. The roof on this building shows heavy checking and cracking of the roof and needs to be replaced. We are calling to replace the roof on this building complete along with minor repairs to rest of the roofs on this property. These roofs appear to be at a 5/12 pitch. Roof venting appears to come solely from ridge vents. There is also mansard roofing on the apartment buildings. We did observe some damage to the mansard portions of the roofs. It appears that this is wind damage. We expect the roofs to have a useful life of another 8-12 years.

GUTTERS AND DOWNSPOUTS

This property is equipped with gutters and downspouts. Gutters and downspouts are only four inch residential size. Many of the downspouts need to be extended away from the buildings to allow water flow away from the building area. All observed splash blocks need to be flipped so as to allow splash block to work properly. There are also areas where downspouts have been damaged or the splash block needs to be relocated under the downspout. Maintenance advised that because of the large trees on the property guttering needs to be cleaned out. We are allowing for cleaning and repairs to guttering in the attached budget.

HVAC

The heating on this property is obtained by gas furnace units, which are located in a closet off of the hall area. The cooling is obtained through a split system with one and one half ton compressor units for one bedroom and two ton compressor units for two and three bedroom apartments. There are two four bedroom units which have two, two ton units. The outside A/C compressor units are located outside of the buildings on concrete pads, on grade, with the A/C coil in the air handler units. Interior air handler units appear to be in good condition. All outside A/C condenser units have exterior electric disconnects/shut-offs. We are advised by the maintenance supervisor that most of the interior and exterior HVAC equipment is original to the property -- twenty six years old. There are approximately 2/3rds of the units that are Bryant, with 1/3rd Heil units. Maintenance advised they replaced approximately 15 units in the last five years. Maintenance advised that they replaced five units this year. We are calling for general repairs in our attached budget.

PLUMBING

Main, exterior, cold water lines are copper pipe per the maintenance supervisor. Main cold water lines are buried and not insulated. There are cold water shut-offs, which are gate valves. The domestic water supply in each unit is obtained by copper pipe. The DWV system is all ABS plastic pipe. There are a total of 75 hose bibs on the property. Maintenance advised that none of the hose bibs are operable. Each apartment is equipped with a 1/3 hp Emerson or Whirlaway garbage disposal. They are being replaced with Emerson 1/3 hsp garbage disposals. The garbage disposals have an average age of 5-10 years. The property is currently replacing approximately 12 disposals per year. All of these interior systems appeared to be in good working condition on the date of our inspection and were reported to have no major deficiencies. There are washer & dryer hook-ups in each apartment, except 20 one bedroom apartments.

HOT WATER

Hot water on this property is obtained through one, gas fired water heater in each apartment. The water heaters in the units we inspected were AO Smith with other units being a combination of American Standard, Rheem, and Bradford. The units are located in the closet next to the furnace and are by a drain in all ground floor apartments. The 2nd floor water heaters are not in a pan or by a drain. Maintenance advised that they are replacing 15-20 water heaters per year. They advised that they replaced 15 this year. We are calling for general repairs only in our attached budget. Maintenance supervisor states that water heaters are in good condition overall.

ELECTRICAL

All apartments on this property are individually metered for electricity. The electrical wiring between the transformer and the meter base is aluminum. The electrical wiring between the meter and the exterior disconnect is aluminum. The electrical wiring from the exterior disconnect to the breaker panel is aluminum. Interior wiring in apartments is copper for 110 amp and 220 amp circuits. All observed electrical equipment was manufactured by General Electric. Interior electrical supply is from a 125 amp General Electric Pacific breaker panel. There are no Ground Fault Interrupt circuits and we are calling to add one per apartment.

No problems were reported with the electrical system and equipment, in general, and no major problems to the outside electrical systems were noted on our inspection. There are eleven transformers on this property, which appear to be in good condition, with no leaks visible.

                               EXTERIOR SURFACES

SIDING

This property is constructed of standard wood framing and has brick veneer (40%), vinyl siding (40%), and (20%) comprised of mansard roofing for its exterior surface. The vinyl siding is in good condition having been replaced in 1998. We are calling for minor repairs only to approximately 200 feet of fascia board, which needs to be replaced. The soffit and fascia are also vinyl. We also noticed areas where vinyl siding is missing on the eve areas and appears to be from wind damage.

STAIRWELLS

There are no stairwells on the property. Each unit has its own entry. We are not addressing any cost factor in our attached budget for stairwells or breezeways.

BALCONIES

There are no balconies on this property. Each resident has a concrete patio for a total of 166 patios. There are 25 patios where the concrete has cracked from either trees planted too close or they have been undermined by erosion and needs to be replaced. The patios are enclosed with a 6 foot wood enclosure and the fences needs pressure washed and stained. We are calling for replacement of 25 concrete patio slabs and staining of patio enclosures in our attached budget.

FOUNDATIONS

All of the foundations for the buildings on this property consist of a grid style monolithic concrete slab with integral grade beams. At the time of our inspection we did not notice any significant settling problems of any building. There is no visible or blatant evidence of foundation movement - however; an engineering report would be advised to be positive, as not all foundation failures are visible from the building exteriors.

CONCRETE SIDEWALKS

We observed sidewalks with trip hazards that need to be replaced. There was also a large amount of sidewalk area that is heavily cracked and needs to be replaced. There are also areas where the concrete exhibits heavy spawling and needs to be replaced, as it is a liability concern. We are calling to replace approximately 450 linear feet of sidewalk in our attached budget.





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


DRIVES and PARKING LOTS

The drives and parking lots on this property are asphalt with minor cracking observed. The property was sealcoated in 1996 and needs to be sealcoated after minor cracking of asphalt is crack filled. We are calling for the parking area to be restriped after entire drive/parking area is sealcoated in our attached budget.

WINDOWS

The windows on this property are single pane aluminum framed windows. The picture windows and sliding glass doors are thermal pane. We observed only picture windows that had lost their seal and need to be replaced. The remaining windows appear to be in good condition and should continue to hold up properly. We are not calling for any repairs to windows in our attached budget.

EXTERIOR LIGHTING

The exterior lighting on this property is comprised of several fixture types and styles. There are streetlights, which are supplied by Indiana Power with the property being responsible for the electricity cost. There are also high pressure sodium lights around the leasing/clubhouse area. There are 75 lamppost, which need to be changed over from incandescent to fluorescent lighting in the interest of savings on electricity and maintenance costs. We are calling to add 8 high pressure sodium wall packs. A lighting survey is recommended in the interest of safety and avoiding liability problems. Attached I.C.E. budget allows to add high pressure sodium wall pack security lights.

LANDSCAPING and IRRIGATION

The landscaping on this property is in fair condition and well planned, overall. Property does not have any sprinkler system. The lawn area was very dry at the time of our inspection and maintenance advised that they usually have a larger amount of rainfall. The property has some trees, which are very large and need to be trimmed away from the buildings as they are causing damage to roofs and siding. There are also trees, which are planted too close to the buildings and have caused damage to patio slabs and will cause damage to the foundations if they are not removed. There are also trees, which have caused, or will cause, damage to sidewalk areas if not removed. While there is not a large amount of trees on the property, the trees are mature and need to be trimmed to allow ground cover to grow and also prevent any damage to apartment buildings.

DRAINAGE

On the date of our inspection there was no standing water on the property. Grading away from the budding foundations appears adequate. There was no water sitting next to the foundations. Minor grading will be required at this time to eliminate the water from the planter areas and prevent water from standing next to the buildings. We observed several low areas, which need fill and will then need to be reseeded to prevent further erosion. There are areas where the ground near the foundations is eroding and fill needs to be added to prevent damage to the foundations. The property sits on relatively level ground and drainage appears good.

TERMITES

On the day of our inspection there was no evidence of termites or prior termite activity noted. Management advised that they do not have a termite bond, and have never had any problem with termites on the property.

FENCING

This is not a gated community. There is no fence around the property and we are not addressing any costs in our attached budget.

PARKING

There are a total of 250 parking spaces on this property, of which 43 are covered. One space is permanently reserved for the handicapped, but the property does have signs which are used to reserve the parking spot closest to the entry of any apartment occupied by a handicapped resident. There appears to be insufficient ADA access to the walkways and buildings from the parking lots.

LIFE SUPPORT SYSTEMS

Every apartment is equipped with one battery operated smoke detector, located in the hallway area of the apartments. There are only 2 fire extinguishers located on the property. We are calling to add a 5# fire extinguisher for each apartment on the property.

There are five fire hydrants on this property.

                                   AMENITIES

SWIMMING POOL

There is one swimming pool on this property. The pool is located directly north of the club/leasing office. The pool is not heated. The deck is concrete, which is in good condition. The coping is concrete and is also in good condition along with the tile surrounding the interior wall of the pool. The pool was last resurfaced in 1992. The pool needs minor plaster repairs and then painting. There is a six foot chain link fence surrounding the pool that is in good condition. We are calling for repairs to the pool surface in our attached budget. The fence needs a cant slam self closing gate. The pump and filter equipment in the pump room has a minor leak and needs repair.

HOT TUB

There is no hot tub on this property.

TENNIS COURT

There is one tennis court on the property. The tennis court is in poor to fair condition. We are calling to resurface the tennis court in our attached budget.

LAUNDRY ROOM

There is one laundry room on this property located in the building housing the leasing office. There are six washers and six electric dryers. The vendor is Automatic Apartment Laundry's.

WEIGHT ROOM

There is no fitness center on this property.

PLAYGROUND

There is one playground on this property. Playground is in fair condition. Sand needs added to the slide and swing area

SAND VOLLEYBALL

There is no sand volleyball court on the property.

SAUNA

There is one, electric fired, dry sauna on this property. It is in good condition.















This report is the opinion of the author. It is based principally on observations of the exterior of the building(s). No physical testing has been done. Concealed defects, if any, have not been analyzed. The author is not making any statement on the structural worthiness or integrity of the building(s); rather, the author is merely expressing a general opinion on the type of repairs that may be needed based on generalized observations. No warranty, guarantee, or certification is given by this report. The attached photographs or pictures are representations of the property and should be independently evaluated by the recipient.






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

QUAIL RUN APARTMENTS
1380 Saylor Dr., Zionsville, IN 46077

                                EXTERIOR BUDGET:

ROOFING                      General repairs, replace 1 roof                       $    17,900.00

GUTTERS & DOWNSPOUTS         Clean gutters, minor repairs/replacement              $     4,600.00

HVAC                         General repairs                                       $     2,070.00

PLUMBING                     General repairs, repair hose bibs                     $     4,100.00

HOT WATER                    General repairs                                       $     2,000.00

ELECTRICAL                   Add GFI to each apartment                             $    10,500.00

SIDING/TRIM/FACIA/SOFFITS    General repairs, brick tucking                        $     3,300.00

EXTERIOR PAINT               Good                                                  $         0.00

STAIRWELLS                   N/A                                                   $         0.00

BALCONIES                    Replace patio slabs, stain enclosures                 $    21,500.00

FOUNDATIONS                  Good                                                  $         0.00

SIDEWALKS                    Replace trip hazards, heavy spawling, cracking        $     9,300.00

DRIVES & PARKING LOT         Fill cracks and sealcoat                              $    13,200.00

WINDOWS                      Good                                                  $         0.00

EXTERIOR LIGHTING            Convert to fluorescent & augment security lighting    $     4,800.00

LANDSCAPE & IRRIGATION       Trim trees, reseed areas, grade planter areas         $    12,900.00

DRAINAGE                     Grading and add fill in low areas                     $     4,800.00

TERMITES                     Good                                                  $         0.00

PARKING                      Restripe parking area                                 $     1,250.00

LIFE SUPPORT SYSTEMS         Add Fire extinguishers                                $     3,300.00

POOL                         Repair pool and fence                                 $     5,600.00

HOT TUB                      N/A                                                   $         0.00

FENCE                        N/A                                                   $         0.00

LAUNDRY ROOM                 Good                                                  $         0.00

SAUNA                        Good                                                  $         0.00
                                                                                   --------------
Total Budget:                                                                      $   121,120.00
                                                                                   ==============

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                              QUAIL RUN APARTMENTS
                     1380 Saylor Dr., Zionsville, IN 46077

                                   INVENTORY


--------------------------------------------------------------------------------
                    OFFICE
--------------------------------------------------------------------------------
1         2ea       Four drawer cabinet
--------------------------------------------------------------------------------
2         3ea       AT&T 2022 telephones
--------------------------------------------------------------------------------
3         1ea       Texas Instruments calculator
--------------------------------------------------------------------------------
4         1ea       Hewlett Packard fax machine 708
--------------------------------------------------------------------------------
5         1ea       Smith Corona typewriter
--------------------------------------------------------------------------------
6         1ea       Digiview monitor
--------------------------------------------------------------------------------
7         1ea       Hewlett Packard computer
--------------------------------------------------------------------------------
8         4ea       Motorola 2 way radios
--------------------------------------------------------------------------------
9         1ea       Hewlett Packard DeskJet printer 520
--------------------------------------------------------------------------------
10        1ea       Steno chair
--------------------------------------------------------------------------------
11        1ea       Desk, single
--------------------------------------------------------------------------------
12        1ea       Desk, double
--------------------------------------------------------------------------------
13        2ea       Executive chairs
--------------------------------------------------------------------------------
14        3ea       Guest chairs
--------------------------------------------------------------------------------
15        1ea       Two drawer credenza
--------------------------------------------------------------------------------
16        2ea       Pagers
--------------------------------------------------------------------------------

                    CLUB HOUSE AREA
--------------------------------------------------------------------------------
17        1ea       Sofa
--------------------------------------------------------------------------------
18        1ea       Loveseat
--------------------------------------------------------------------------------
19        2ea       0ccasional chairs
--------------------------------------------------------------------------------
20        1ea       Chair
--------------------------------------------------------------------------------
21        2ea       Tables
--------------------------------------------------------------------------------
22        8ea       Chairs with crescent back
--------------------------------------------------------------------------------
23        1ea       Coffee table
--------------------------------------------------------------------------------
24        1ea       Square end table
--------------------------------------------------------------------------------
25        1ea       Round end table
--------------------------------------------------------------------------------
26        4ea       Floral arrangements
--------------------------------------------------------------------------------
27        2ea       Fake trees
--------------------------------------------------------------------------------
28        6ea       Pictures
--------------------------------------------------------------------------------
29        1ea       Braun coffee maker
--------------------------------------------------------------------------------
30        1ea       Magnavox 2 tape player
--------------------------------------------------------------------------------
31        1ea       Tappan Microwave
--------------------------------------------------------------------------------

                    MAINTENANCE AREA
--------------------------------------------------------------------------------
32        1ea       Billy goat street vac
--------------------------------------------------------------------------------
33        1ea       Sercon recovery system
--------------------------------------------------------------------------------
34        2ea       Weedeaters lawn trimmers
--------------------------------------------------------------------------------
35        1ea       Black & Decker sander
--------------------------------------------------------------------------------
36        1ea       Black & Decker drill 3/8 inch
--------------------------------------------------------------------------------
37        1ea       Electric cart no brand name
--------------------------------------------------------------------------------
38        1ea       Ilko key machine
--------------------------------------------------------------------------------
39        1ea       40 foot extension ladder
--------------------------------------------------------------------------------
40        1ea       8 foot step ladder
--------------------------------------------------------------------------------
41        1ea       Wet dry vacuum
--------------------------------------------------------------------------------
42        1ea       Furniture dolly
--------------------------------------------------------------------------------
43        1ea       7 1/4 inch Black & Decker saw
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    POOL FURNITURE
--------------------------------------------------------------------------------
44       23ea       Chairs
--------------------------------------------------------------------------------
45        9ea       Lounges
--------------------------------------------------------------------------------
46        2ea       Tables
--------------------------------------------------------------------------------
47        2ea       Umbrellas
--------------------------------------------------------------------------------
48        3ea       Trash cans
--------------------------------------------------------------------------------

                              QUAIL RUN APARTMENTS
                     1380 Saylor Dr., Zionsville, IN 46077


                                    [PHOTO]

Photo No.:     1) Property sign


                                    [PHOTO]

Photo No.:     2) Typical Architecture

                              QUAIL RUN APARTMENTS
                     1380 Saylor Dr., Zionsville, IN 46077

                                    [PHOTO]

Photo No.:     3) 3 tab composition roof and ridge vent

                                    [PHOTO]

Photo No.:     4) One building has poor roofing and needs replaced

                              QUAIL RUN APARTMENTS
                     1380 Saylor Dr., Zionsville, IN 46077


                                    [PHOTO]

Photo No.:     5) Guttering is damaged and needs replaced

                                    [PHOTO]

Photo No.:     6) Furnace is located in closet next to hot water heater

                              QUAIL RUN APARTMENTS
                     1380 Saylor Dr., Zionsville, IN 46077


                                    [PHOTO]

Photo No.:     7) Domestic water lines are copper, DWV is ABS with 1/3hsp garbage disposals


                                    [PHOTO]

Photo No.:     8) A/C units are located on grade on pad with outside electric disconnects

                              QUAIL RUN APARTMENTS
                     1380 Saylor Dr., Zionsville, IN 46077


                                    [PHOTO]

Photo No.:     9) Apartments are individually metered for electricity


                                    [PHOTO]

Photo No.:     10) Breaker panels are General Electric

                              QUAIL RUN APARTMENTS
                     1380 Saylor Dr., Zionsville, IN 46077


                                    [PHOTO]

Photo No.:     11) Transformer on property are in good condition with no visible leaks


                                    [PHOTO]

Photo No.:     12) Vinyl siding missing for eve area

                              QUAIL RUN APARTMENTS
                     1380 Saylor Dr., Zionsville, IN 46077


                                    [PHOTO]

Photo No.:     13) Concrete patios are damaged and need replaced


                                    [PHOTO]

Photo No.:     14) Patio with heavy spawling needs replaced

                              QUAIL RUN APARTMENTS
                     1380 Saylor Dr., Zionsville, IN 46077


                                    [PHOTO]

Photo No.:     15) Sidewalk is cracked and also has trip hazard


                                    [PHOTO]

Photo No.:     16) Minor damage to parking area

                              QUAIL RUN APARTMENTS
                     1380 Saylor Dr., Zionsville, IN 46077


                                    [PHOTO]

Photo No.:     17) Pole lamps on property need converted


                                    [PHOTO]

Photo No.:     18) Large trees need trimmed to prevent damage to building and patio enclosures

                              QUAIL RUN APARTMENTS
                     1380 Saylor Dr., Zionsville, IN 46077


                                    [PHOTO]

Photo No.:     19) Large tree needs removed to prevent damage to sidewalk


                                    [PHOTO]

Photo No.:     20) Stump along foundation needs removed

                              QUAIL RUN APARTMENTS
                     1380 Saylor Dr., Zionsville, IN 46077


                                    [PHOTO]

Photo No.:     21) Fill is needed under foundation area to prevent further erosion


                                    [PHOTO]

Photo No.:     22) Additional fill is needed and then area needs reseeded

                              QUAIL RUN APARTMENTS
                     1380 Saylor Dr., Zionsville, IN 46077


                                    [PHOTO]

Photo No.:     23) Swimming pool is in fair to good condition


                                    [PHOTO]

Photo No.:     24) Pool filters need minor repairs

                              QUAIL RUN APARTMENTS
                     1380 Saylor Dr., Zionsville, IN 46077


                                    [PHOTO]

Photo No.:     29) Leasing/club house building


                                    [PHOTO]

Photo No.:     30) Office area

                              QUAIL RUN APARTMENTS
                     1380 Saylor Dr., Zionsville, IN 46077


                                    [PHOTO]

Photo No.:     31) Club house area


                                    [PHOTO]

Photo No.:     32) Maintenance area

                                 [QUAIL RUN MAP]

                                 [QUAIL RUN MAP]

                                      [MAP]

                               COUNTRYWOOD VILLAGE

                               4803 NEW HOPE ROAD
                          RALEIGH, NORTH CAROLINA 27604
                                 (919) 876-4731

                               PHYSICAL INSPECTION

                               COUNTRYWOOD VILLAGE

                           PROPERTY WAS BUILT IN 1972
                         DATE OF MAJOR RENOVATIONS: N/A
                              NUMBER OF UNITS: 384
  NUMBER OF BUILDINGS: 39 APARTMENT BUILDINGS WITH 10 INDEPENDENT FREE STANDING BUILDINGS (OFFICE, MAINTENANCE SHOP, LAUNDRY ROOM, PUMP ROOM AND 6 MAILROOMS)

ROOFS

The type roofing on this property consists of 3-tab 20 year composition on gable roof structure except for clubhouse, which consists of asbestos roofing. Clubhouse roofing is very deteriorated and in poor condition. Other than clubhouse, overall property roofing is in fair condition with a life expectancy of 5-8 years. Some building roofs throughout property are sagging. Attached budget addresses only repairs to clubhouse roofing.

GUTTERS and DOWNSPOUTS

This property is equipped with gutters and downspouts on all of the buildings. Gutters and downspouts appear to be adequate to the needs of the property. Overall gutter system is in good condition and will require minor general repairs.

HVAC

The heating on this property is obtained by an electric heat strip system.
The cooling is obtained through a split system with 1 1/2 ton for one bedrooms and 2 ton for two and three bedrooms. All condensing units are located on concrete pads located next to buildings. The A/C coil is located in the air handler unit in the interior ceiling of the individual units. Interior air handler units appear to be in fair condition. There are outside disconnects on all A/C units. Approximately 50% of the A/C units on property are original and will require replacement in the next 2-5 years due to age and continual use in hot and humid environment. Approximately 166 A/C units have been replaced in the last 5 years with 72 of those units replaced last year.

PLUMBING

The domestic water supply in each unit is obtained by (50%) PVC and (50%) copper pipe. The DWV system is ABS plastic pipe. Each unit is equipped with one 1/3 H.P. Whirlaway garbage disposal. There are 336 individual units that have washer/dryer connections. All interior plumbing was copper and appeared to be in good working condition. There are exterior gate shut-offs on the buildings. Attached budget addresses minor plumbing repair and conversion of gate cut-offs to ball cut-offs.

HOT WATER

Hot water on this property is obtained through electric 40-gallon hot water heaters. Hot water heaters appear to be in fair condition. Maintenance supervisor reported no deficiencies other than routine service at this time.

ELECTRICAL

Entire property is individually metered for electricity. Exterior wiring from transformer to meters is aluminum. Exterior wiring from meter to interior breaker panels is aluminum. Interior wiring in all individual units is aluminum. Interior electrical supply is from a 125 AMP Square D breaker box. There was no Ground Fault Interrupt circuits or outlets in the bathrooms or kitchens. Budget addresses installation of GFI circuits in individual units.

No problems were reported with the electrical system and equipment and no major problems to the outside electrical systems were noted on our inspection.
There are twenty-three transformers on this property, with no leaks visible.

                               EXTERIOR SURFACES

SIDING

The buildings on this property are standard wood framing with 50% unpainted brick and 50% wood siding. Overall condition of siding is good with only minor wood repair being required at this time. Property management stated that siding on property was repaired and painted over the last 2 years.

STAIRWELLS

The exterior stairwells on this property are consisted of metal and concrete stringers, lightweight concrete in metal pan treads and metal railing. Landings are concrete and appear to be in fair condition. Condition of stairwells throughout property is below average with numerous stairwells requiring paint and minor repairs. Carpet on some stairwells is old, deteriorating and coming loose resulting in possible trip hazards. Attached budget addresses repair, paint and carpet replacement as needed throughout property.

BALCONIES

The second story balconies on this property consist of lightweight concrete in metal pan with wood railing enclosure. First floor patios are concrete slab on grade with no fence enclosures. Balconies are in good condition needing only minor repair and paint.

FOUNDATIONS

All of the foundations for the buildings on this property consist of a grid style monolithic concrete slab with integral piers. There was no obvious evidence of foundation movement and there appeared to be no serious structural problems to the property at this time. However, a structural engineering report would be advised to assess any problems that would not be apparent with exterior inspection.

CONCRETE SIDEWALKS

A substantial amount of sidewalks on the property have elevation changes, which are trip hazards. Repairs, in the form of grinding the sidewalks and removing certain sections of concrete should address any problem related to sidewalks. Management has bid from local contractor to perform sidewalk repairs for $12,000.00. Budget addresses general repairs as needed.

DRIVES AND PARKING LOTS

The drives and parking lots are asphalt. Numerous areas of drives and parking lots will require repairs due to potholes and cracking. Budget addresses repairs to areas in need of immediate attention.

WINDOWS

The windows on this property are single glazed, aluminum-framed windows. The windows appear to be holding up properly and should continue to do so. No problems were noted on the date of inspection.

EXTERIOR LIGHTING

The exterior lighting on this property is comprised of several fixture types and styles. There are approximately 630 exterior light fixtures throughout property. All exterior fixtures controlled by management are fluorescent and will not require conversion. Some security lighting has been installed throughout property in limited areas. Lighting appears to be insufficient and a lighting survey is recommended in the interest of safety and avoiding liability problems. Attached budget addresses augmentation of security lighting.

LANDSCAPING AND IRRIGATION

The landscaping on this property is in average condition. Property does not have a sprinkler system on property. Some trees will have to be trimmed away from buildings and several bare areas will need to be addressed with landscaping. Approximately five trees need to be removed to prevent damage to buildings and sidewalks. Landscaping repairs will require trimming trees, replanting shrubs and augmentation of grass and sod.

DRAINAGE

On the date of our inspection there was no area with standing water on the property. However, there were several areas where grading away from buildings and a few low spots will have to be addressed. Majority of these problems should be solved with proper grading from buildings, fill dirt and landscaping without the need for the installation of additional drains or drain tile ("French drain"). Drainage away from the foundations appears to be fair.

TERMITES

On the day of our inspection there was some minor evidence of termites or prior termite activity. Manager advised that there has been some termite activity in building 5111 this year. Property has termite contract with Dodson Pest Control to keep termite activity to a minimum.

FENCING

This is not a limited access community. Property is surrounded by woods with exterior wood and chain link fencing on perimeter. Fencing appears to be in good condition. Management informed that majority of fencing is approximately one year old.

PARKING

There are a total of 661 parking spaces on this property of which none are covered parking. Six spaces are reserved for the handicapped. There appears to be sufficient ADA access to the walkways and buildings from the parking lot. The parking lots were resealed and restriped last month and appear to be in good condition.

LIFE SUPPORT SYSTEMS

The one, two and three bedroom units are equipped with one smoke detector. Smoke detectors are approximately 50% hard wired and 50% battery-operated.

No exterior fire alarms were noted at any (each) building. There are currently no fire extinguishers located in any of the individual units throughout the property. Attached budget allows for installation of fire extinguishers in the breezeways throughout property.

There are seven fire hydrants on this property, but there were only two fire hydrants on the street by the apartments, which could be used for emergencies.

                                    AMENITIES


SWIMMING POOL


There are two swimming pools located on this property. One pool is located by office and the other pool is located by building 5011. The decking for all the pools is concrete with an epoxy aggregate no-skid surface that appears to be in fair condition. Management advised that repairs to pool decks last year was poor. Bubbles in no-skid surface present possible liability problems. Certain areas of decking will need to be resurfaced to address current condition. Pool's lining, coping and tile work appear to be in good condition and require no immediate repairs. Pool pumps and filter equipment appears to be functioning normally at this time and should require only routine maintenance and service.

HOT TUB

There is no hot tub on this property.

TENNIS COURT

There are two tennis courts on this property located by the office. Tennis courts have chain link fence enclosures and appear to be in adequate condition.

RACQUET BALL COURT

There are no racquet ball courts located on this property.

WEIGHT ROOM

There is no weight room on this property.

PLAYGROUND

There are two playgrounds on this property located by pool and building 4719. The playgrounds appear to be in adequate condition.

SAND VOLLEYBALL

There are two sand volleyball courts on this property located by field. Sand volleyball courts appear to be in adequate condition.

LAUNDRY ROOM

There is one laundry room on this property. The laundry room is in good condition and has coin operated equipment owned and operated by a private vendor. There are six washers and six gas fired dryers in laundry room.



















This report is the opinion of the author. It is based principally on observations of the exterior of the building(s). No physical testing has been done. Concealed defects, if any, have not been analyzed. The author is not making any statements on the structural worthiness or integrity of the building(s); rather the author is merely expressing a general opinion on the type of repairs that may be needed based on generalized observations. No warranty, guarantee or certification is given by this report. The attached photographs or pictures are representations of the property and should be independently evaluated by the recipient.

COUNTRYWIDE VILLAGE
4803 NEW HOPE RD. RALEIGH, NC

                                 EXTERIOR BUDGET

ROOFING                     REPLACE CLUB HOUSE                         $  25,000.00

GUTTERS & DOWNSPOUTS        GENERAL REPAIRS                            $   1,200.00

HVAC                        GOOD                                       $       --

PLUMBING                    REPLACE VALVE WITH BALL                    $   9,750.00

HOT WATER                   GOOD                                       $       --

ELECTRICAL                  ADD GFI'S                                  $  23,020.00

SIDING\TRIM\FACIA\SOFFIT    GOOD                                       $       --

EXTERIOR PAINT              GOOD                                       $       --

STAIRWELLS                  GENERAL REPAIRS                            $   9,000.00

BALCONIES                   GENERAL REPAIRS                            $   1,200.00

FOUNDATIONS                 GOOD                                       $       --

SIDEWALKS                   CUT OUT REPAIR                             $  12,000.00

DRIVES & PARKING LOT        CUT OUT & REPAIR                           $  18,000.00

WINDOWS                     GOOD                                       $       --

EXTERIOR LIGHTING           ADD SECURITY LIGHTS                        $   6,650.00

LANDSCAPE & IRRIGATION      TREE TRIM, SOD, SHRUBS                     $  15,500.00

DRAINAGE                    GRADE AWAY FROM BLD.                       $   3,000.00

TERMITES                    GOOD                                       $       --

PARKING                     GOOD                                       $       --

LIFE SUPPORT SYSTEMS        ADD FIRE EXTINGUISHERS                     $   8,550.00

POOL                        REPAIR SKID ON DECK                        $   6,000.00

HOT TUB                     N/A                                        $       --

FENCE                       GOOD                                       $       --

LAUNDRY ROOM                GOOD                                      $        --

TENNIS COURTS               GOOD                                      $        --

WEIGHT ROOM                 N/A                                       $        --

SANDVOLLEY BALL COURT       GOOD                                      $        --

PLAYGROUND                  GOOD                                      $        --
                                                                      -------------
TOTAL BUDGET                                                          $  138,870.00
                                                                      =============

                         COUNTRYWOOD VILLAGE APARTMENTS

     OFFICE/MODEL

     1) MAHOGANY EX. DESK                         2
     2) SWINTEC TYPEWRITER                        1
     3) 2 DRAWER LAT. FILES                       6
     4) EX. DESK CHAIRS                           2
     5) MAHOGANY CLUB CHAIRS                      6
     6) COMPUTER DESK                             1
     7) COMPUTER PRINTER                          2
     8) DESK SWIVEL CHAIRS                        5
     9) LOVESEAT                                  2
    10) ARM BACK CHAIR                            1
    11) CONFERENCE TABLE                          1
    12) CONFERENCE CHAIR                          7
    13) MONROE RL-912 COPIER                      1
    14) DESK W/TYPING WING                        3
    15) SHARP UX-172 FAX MACHINE                  1
    16) LONG COUCH                                1
    17) END TABLE                                 3
    18) COFFEE TABLE                              1
    19) GLASS FIREPLACE SCREEN                    1
    20) CEILING FAN                               2
    21) TYPEWRITER                                2
    22) PHONE                                     6
    23) DINING ROOM SET                           2
    24) WING BACK CHAIR                           3
    25) REFRIGERATOR                              1
    26) STOVE                                     1
    27) MICROWAVE                                 1
    28) DISHWASHER                                1

    MAINTENANCE SHOP

     1) VACUUM GAUGE                              1
     2) RECOVERY UNIT                             2
     3) RECOVERY TANK                             8
     4) LEAK DETECTOR                             2
     5) VACUUM PUMP                               2
     6) SUPER TEMP-CHECK                          1
     7) TORCH SET                                 2
     8) HAND TRUCK                                2
     9) RYOBI DRILL                               2
    10) CHAIN SAW                                 2
    11) ECHO BLOWER                               2
    12) ATRO FRAME NAIL GUN                       1
    13) RIDGID SEWER MACHINE                      1
    14) ELL SEWER MACHINE                         1
    15) NORTHERN PRESSURE WASHER                  1
    16) 32' EXTENSION LADDERS                     2


    17) 25 GAL WET/DRY VAC                        2
    18) APPLIANCE DOLLY                           2
    19) 28' EXTENSION LADDER                      2
    20) CRAFTSMAN POWER HACK SAW                  1
    21) 110 AMP 110 VOLT ARC WELDER               1
    22) CUT-OFF SAW                               1
    23) MIGHTER SAW                               1

                              COUNTRYWOOD VILLAGE
                               RALEIGH, NC 27604


                                    [PHOTO]


1) SIGN IN FRONT


                                    [PHOTO]

2) 2 STORY STYLE

                              COUNTRYWOOD VILLAGE
                               RALEIGH, NC 27604


                                    [PHOTO]


3) TENNIS COURTS


                                    [PHOTO]

4) TRIP HAZARD

                              COUNTRYWOOD VILLAGE
                               RALEIGH, NC 27604


                                    [PHOTO]


5) TRANSFORMER


                                    [PHOTO]


6) AC UNITS

                              COUNTRYWOOD VILLAGE
                               RALEIGH, NC 27604


                                    [PHOTO]


7) ELECTRICAL BOXES


                                    [PHOTO]


8) WATER HEATERS

                              COUNTRYWOOD VILLAGE
                               RALEIGH, NC 27604


                                    [PHOTO]


9) INTERIOR PLUMBING


                                    [PHOTO]


10) WASHATERIA

                              COUNTRYWOOD VILLAGE
                               RALEIGH, NC 27604


                                    [PHOTO]


11) SIDEWALK


                                    [PHOTO]


12) BALCONY

                              COUNTRYWOOD VILLAGE
                               RALEIGH, NC 27604


                                    [PHOTO]


13) EXTERIOR LIGHTING


                                    [PHOTO]


14) LANDSCAPING

                              COUNTRYWOOD VILLAGE
                               RALEIGH, NC 27604


                                    [PHOTO]


15) GUTTERS


                                    [PHOTO]


16) ROOF

                              COUNTRYWOOD VILLAGE
                               RALEIGH, NC 27604


                                    [PHOTO]


17) SWIMMING POOL


                                    [PHOTO]


18) PLAYGROUND

                              COUNTRYWOOD VILLAGE
                               RALEIGH, NC 27604


                                    [PHOTO]


19) STAIRWELL


                                    [PHOTO]


20) PARKING LOT

                              COUNTRYWOOD VILLAGE
                               RALEIGH, NC 27604


                                    [PHOTO]


21) TREES TOO CLOSE TO BUILDING


                                    [PHOTO]


22) LANDSCAPING

                              COUNTRYWOOD VILLAGE
                               RALEIGH, NC 27604


                                    [PHOTO]


23) PARKING LOT


                                    [PHOTO]


24) DRAINAGE

COUNTRYWOOD VILLAGE
Apartments
-----------------------
4803 New Hope Road
Raleigh, NC 27604
(919) 876-4731



                                  TRANSFORMERS


                                     [MAP]


A - Office & Clubhouse

B - Pools

C - Tennis Courts

D - Play Grounds

E - Maintenance Shop

F - Laundry room

G - Volleyball Courts

COUNTRYWOOD VILLAGE
Apartments
-----------------------
4803 New Hope Road
Raleigh, NC 27604
(919) 876-4731



                                  FIRE HYDRANTS


                                     [MAP]

A - Office & Clubhouse

B - Pools

C - Tennis Courts

D - Play Grounds

E - Maintenance Shop

F - Laundry Room

G - Volleyball Courts

                             BAY MEADOWS APARTMENTS
                             7915 BAY MEADOWS CIRCLE
                              JACKSONVILLE, FLORIDA
                                 (904) 739-1013

                               PHYSICAL INSPECTION

                             BAY MEADOWS APARTMENTS

                           PROPERTY WAS BUILT IN 1968.
                         DATE OF MAJOR RENOVATIONS: 1994
                              NUMBER OF UNITS: 904
  NUMBER OF BUILDINGS: 98 APARTMENT BUILDINGS WITH 7 INDEPENDENT FREE STANDING BUILDING (SWIM CLUB, CLUBHOUSE, GENERAL OFFICE, TENNIS CLUB, ANTIGUA OFFICE,
                   MEADOW VISTA OFFICE AND MAINTENANCE SHOP)

ROOFS

There are two types of roofing on this property. (1) "3-tab" composition shingles on the gable roof structure and (2) modified bitumen on flat roof structure. The flat roofs are in Meadow Vista section, general office and maintenance shop for an approximate total of 20% for entire property. The remaining sections have 3-tab composition gable roofing for remaining buildings on property. Manager advised that majority of the buildings on property have original roofing and are in need of replacement and repairs. Original roofs on buildings are beginning to show signs of wear, tear and severe weathering. Attached budget allows for replacement of those roofs that are in poor condition and repair to other roofs as needed.

GUTTERS AND DOWNSPOUTS

The property is equipped with commercial grade gutters and downspouts only in the Meadow Vista section. The remaining sections throughout the property do not contain any type of gutter system. Gutters and downspouts do not appear to be adequate to the needs of the property. Overall, gutter system is very limited and does not meet property needs and will be addressed accordingly in the attached budget.

HVAC

The heating on this property is obtained by an electric heat strip system. The cooling is obtained through a split system with 1 1/2 ton for one-bedroom, 2 ton for two-bedroom, 3 ton for three-bedroom and 4 ton for four-bedrooms. Sections Laguna, Casa and Building 301 in Meadow Vista have outside A/C units mounted on the roof of the buildings. Antigua and Meadow Vista sections have outside A/C units on concrete pads on the side of the buildings. The air handler units are located in the utility closet in the interior of the individual units. Interior air handler units appear to be in fair condition. There are outside disconnects on the A/C units located in 10% of the Antigua section and 20% of the Meadow Vista section. The remaining section's do not have outside disconnects for the A/C units. Majority of units on property are original and will require replacement in the next 3-5 years due to age and continual use in hot and humid environment. Approximately 24% of the units have been replaced in the last 5-10 years.

PLUMBING

The domestic water supply in each unit is obtained by 95% galvanized pipe and 5%
(PVC) plastic pipe. The DWV system is part iron and part ABS plastic pipe. Laguna and Casa sections have eight ball exterior cut-offs. The Meadow Vista and Antigua sections have two ball exterior cut-offs per building. There is an average of one hose bib per building, for approximate total of 98 throughout property. Each unit is equipped with one 1/3 H.P. Badger or Whirlaway garbage disposal. Six hundred-four apartment units throughout property have interior washer/dryer hook-ups. The interior plumbing system in the individual units of Meadow Vista are copper and remaining sections have galvanized interior plumbing. District manager and maintenance supervisor advised that they are currently having problems with the interior galvanized plumbing. The galvanized plumbing is old and beginning to corrode causing leak problems throughout the interior of the individual units. Some plumbing repairs have been initiated in the Casa section at a cost of $110,000.00 for two buildings. Attached budget addresses plumbing problems that had not been resolved at time of inspection or in present budget as per district manager and maintenance supervisor.

HOT WATER

Hot water on this property is obtained through electric "low boy" hot water heaters that are located in the utility closet of the individual units. There are 30-gallon units in every unit except the four-bedrooms, which contain 40-gallon units. The average brand is RUDD and there were approximately 33 replaced in the last year. Hot water heaters appear to be in fair condition and maintenance supervisor stated there were no problems other than routine service at this time. Budget addresses only routine service as needed.

ELECTRICAL

Electrical is individually metered per unit for entire property. Exterior and interior wiring is all aluminum. Interior electrical supply observed was from an ITE 150 AMP breaker box. There were no Ground Fault Interrupt circuits in the bathrooms or kitchens we inspected. Nor were there GFI breakers in the breaker panels. Maintenance supervisor stated there were no GFI in any units throughout property and they have recently had problems with busses burning out in the interior breaker panels. Approximately 6-8 breaker panels have had to be replaced in the last year due to bus connector problems. Attached budget allows for installing of one GFI per unit and general repair to breaker panels as needed.

No other problems were reported with the electrical system and equipment and no major problems to the outside electrical systems were noted on our inspection. There are 74 transformers on this property, with some rust and corrosion visible on a few transformers.

                               EXTERIOR SURFACES

SIDING

The siding of this property is 50% wood and 50% stucco in sections Lagunae, Casa and Meadow Vista. Antigua has 50% vinyl siding and 50% stucco. Meadow Vista had extensive wood replacement and painting in 1997. Laguna and Casa have problems with wood siding and stucco. Wood and stucco siding is old and beginning to crack, delaminate and rot in areas. Antigua is also having problems with rotten wood throughout areas covered by vinyl siding. Several areas throughout sections Laguna, Casa and Antigua will need to be addressed with wood replacement, stucco repairs and painting.

STAIRWELLS

The exterior stairs on this property are consisted of several types and designs. Meadow Vista and Antigua sections have stairwells with metal stringers and metal pans with lightweight concrete for the treads. Casa and Laguna sections have stairwells with wood stringers and wood treads. The Casa section also has five stairwells that are block wall with concrete formed steps. Four of the formed stairwells in Casa section are beginning to collapse due to water erosion and fill dirt washout. The stairwells show severe cracking in the formed steps, block walls and in areas connecting to buildings. District manager stated that one of the five formed stairwells collapsed last year and was rebuilt at a cost of approximately $75,000. The remaining four formed stairwells are in poor condition and will require immediate attention so as to limit any liability exposure from possible collapse. Landings throughout property are a mix between wood and concrete. A few of the metal stairwells on the property are rusted and pulling away from buildings requiring some repair. The wood stairwells are in fair condition and will need some repair and tread replacement. Budget addresses problems with formed stairwells and repairs to wood and metal stairwells as needed.

BALCONIES

The balconies on this property consist of standard wood framing with a metal into, which has been poured lightweight concrete. Second floor balconies are surrounded by both wood and wrought iron railing enclosures. First floor patios are on concrete slab on grade with both wood and wrought iron rail enclosures. District manager and maintenance supervisor stated that eight balconies were recently rebuilt in the Meadow Vista section for a cost of around $28,000.00. Meadow Vista section appears to have the most visible problems with balconies. Some of the balconies are beginning to pull away from buildings. The metal railing is starting to rust and the wood enclosures are starting to rot and delaminate. Area supervisor advised us that some of the balconies and patio enclosures were addressed last year. Some repair and replacement will be required in the Meadow Vista section. The remaining sections are in fair condition and will need only minor consideration.

FOUNDATIONS

All of the foundations for the buildings on this property consist of a grid style monolithic concrete slab with integral grade beams. Property manager and maintenance supervisor stated that Meadow Vista and Antigua sections have some buildings that may have foundation problems related to the drainage system. District manager believes drainage washed out fill dirt resulting in possible foundation problems with around 7 buildings. There was some minor evidence of foundation movement, which may cause structural problems at a later date. A structural engineering report is advised to assess any problems that are not apparent with exterior inspection.

CONCRETE SIDEWALKS

The sidewalks throughout this property consist of concrete and are in fair condition. Areas throughout sections Meadow Vista, Laguna, Casa and Antigua have elevation changes, which are trip hazards. Repairs, in the form of grinding the sidewalks and removing certain sections of concrete should address any problems related to sidewalks. Approximately 630 trip hazards were observed and will need to be addressed.

DRIVES AND PARKING LOTS

The drives and parking lots are asphalt. Several areas of asphalt in sections Meadow Vista and Antigua will have to be repaired. Drives and parking lots in these sections are currently in only fair condition and will need to be repaired, resealed and restriped. Laguna and Casa sections were overlayed in 1996 with Casa being resealed in 1997 and Laguna being resealed in January of 1998.

WINDOWS

The windows on this property are single glazed, double-hung, aluminum framed windows. The windows appear to be holding up properly and should continue to do so. No problems were noted on the date of our inspection.

EXTERIOR LIGHTING

The exterior lighting on this property is comprised of several fixture types and styles. Majority of exterior lighting is incandescent and will need to be converted to fluorescent so as to optimize savings on both electricity and maintenance. Management advised they have 26 security lights mounted on poles controlled by Jacksonville Electric throughout but there are still numerous areas that have inadequate lighting. Some High-pressure sodium security lighting should be installed in areas. Lighting appears to be insufficient and a lighting survey is recommended in the interest of safety and avoiding liability problems.

LANDSCAPING AND IRRIGATION

The landscaping on this property is in fair condition. Property does have a limited sprinkler system by the general office and a landscaping contractor (Green Tree), who comes in once a week to attend the grounds. Some trees are to close to buildings and will have to be trimmed to prevent any possible damage to plumbing, foundation and sidewalks. Several areas throughout property are in need of grass, scrubs and overall landscaping to improve current condition. Rip-rap retaining walls along lake fronts in Casa and Meadow Vista sections are collapsing and will require immediate attention to prevent erosion of ground between lake and apartment buildings. Fill dirt will have to be brought in and approximately 2100 lf of rip-rap retaining wall will have to be rebuilt.

DRAINAGE

On the date of our inspection there was no area with standing water on the property. However, there were several areas where grading away from buildings will have to be addressed. Management stated that they are having serious problems with their drainage system due to pipes collapsing and being clogged. Tree roots and overall deterioration has damaged drainage system. Drainage system will have to be dug up repaired, replaced and unclogged in numerous areas. Some of these problems should be solved with proper grading from buildings, landscaping and the installation of additional drains or drain tile ("French drain"). Drainage away from the foundations appears to be fair.

TERMITES

On the day of our inspection there was no evidence of termites or prior termite activity noted. Manager advises us that no termite activity has been noted in the last eight months and that the property has an annual contract with a pest extermination service (Florida Pest Management) which keeps any termite activity to a minimum.

FENCING

This is not a limited access community. There are two types of fencing on the property a 6ft wood privacy and 4ft chain link fence. Majority of the fencing is located in the Antigua section of the property. The wood privacy fence in Antigua is in need of repairs throughout the 3/10 of a mile line of fencing. The wood fence is showing signs of wear and tear and is missing boards throughout.

PARKING

There are a total of 1942 parking spaces on this property, which none are covered. Twenty-two spaces are reserved for the handicapped. There appears to be insufficient ADA access to the walkways and buildings from the parking lot with only six ramps available. The parking lots will need to be restriped after repairs to the asphalt are completed in the Meadow Vista and Antigua sections.

LIFE SUPPORT SYSTEMS

The one and two bedrooms are equipped with one battery-operated smoke detector and the three and four bedrooms are equipped with two of the same type detectors. Each individual unit has one fire extinguisher under the kitchen sink.

No exterior fire alarms were noted at any (each) building. Property manager advised she felt property had adequate life support systems.

There are thirteen fire hydrants on this property, and three fire hydrants on the street by the apartments, which could be used in case of emergencies.

                                   AMENITIES


SWIMMING POOL


There are eight swimming pools on this property - none of which are heated. The property is split into four sections with every section having two pools except for Casa, which only has one pool and a super pool by general office. The decking for all the pools is concrete with a cool seal surface and appears to be in below average condition for all pools except for the super pool by general office. The pools all have marsite lining that appears to be in need of repairs except for super pool by general office. Pools located in sections Meadow Vista, Laguna, Casa and Antigua all need repairs to tile-work, coping, lining and surrounding fence. Pool pumps and filter equipment appears to be in fair condition and will require some repairs. Super pool by general office will need extensive repairs to pool equipment due to age and wear and tear.

HOT TUB

There is one hot tub on this property that is heated by an electric system. The hot tub lining and decking is showing wear, tear and cracks. The plumbing is not functioning correctly and is leaking. Overall condition of hot tub is below average and will require repairs.

TENNIS COURT

There are sixteen tennis courts on this property. Fourteen courts are clay surface and the other two are concrete. Two of the courts will require resurfacing. The pole lighting around the courts is in poor condition with poles being rusted through and light fixtures being broken. Attached budget addresses condition of two courts and replacement of damaged poles and light fixtures.

WEIGHT ROOM

There is one weight room on this property. The weight room is in fair condition.

PLAYGROUND

There is one playground on this property in the Meadow Vista section. The playground is in fair condition with no immediate problems.

SAND VOLLEYBALL

There is one sand volleyball court on this property located in the Meadow Vista section. The volleyball court is sand based with PVC border. Overall condition of court is good.

LAUNDRY ROOM

Nine laundry rooms are located throughout this property. There are a total of 45 washers and 27 gas fired dryers inside the nine laundry rooms. The laundry rooms are in average condition and have coin operated equipment owned and operated by a private vendor (Coinmach) who pays the property a share of the revenue. It is our understanding that not only does the machine vendor maintain their equipment but that they will also pay for periodic maintenance and remodeling of the laundry rooms. This should be verified with the vendor.

CAR WASH

There are two car wash areas on the property. The areas each have one vacuum and one wash unit. The condition of the car wash area is good.

ROLLER HOCKEY COURT

There is one roller hockey court located on the property by the general office. The court appears to be in good condition.

BASEBALL FIELD

The baseball field is located in the back of the Meadow Vista section. The field looks to have been neglected over the last 2-4 years resulting in a very poor condition. The fencing is rusted and coming down, the wood seating is rotted and the support bracing for the seating is rusted. Seating and fencing would have to be replaced to rectify overall poor condition of field.





This report is the opinion of the author. It is based principally on observations of the exterior of the building(s). No physical testing has been done. Concealed defects, if any, have not been analyzed. The author is not making any statements on the structural worthiness or integrity of the building(s), rather the author is merely expressing a general opinion on the type of repairs that may be needed based on generalized observations. No warranty, guarantee, or certification is given by this report. The attached photographs or pictures are representations of the property and should be independently evaluated by the recipient.

BAY MEADOWS
-----------
7915 Bay Meadows Circle east



                                EXTERIOR BUDGET:

ROOFING                         Repair and replace as needed                                  $   415,000.00

GUTTERS & DOWNSPOUTS            Repairs and augment existing quantity                         $    90,400.00

HVAC                            Install outside disconnects                                   $    33,820.00

PLUMBING                        Extensive repairs to galvanized interior plumbing             $ 1,409,000.00

HOT WATER                       Service and maintenance                                       $     1,285.00

ELECTRICAL                      Install GFI and repair breaker panels as needed               $    56,194.80

SIDING/TRIM/FACIA/SOFFITS       Repair wood and stucco as needed                              $   143,000.00

EXTERIOR PAINT                  Paint as needed                                               $   119,000.00

STAIRWELLS                      Replace formed stairwells and repair remaining                $   323,000.00

BALCONIES                       Repair as needed                                              $    12,560.00

FOUNDATIONS                     Recommend engineering report                                  $     3,500.00

SIDEWALKS                       Replacement and repair                                        $    13,200.00

DRIVES & PARKING LOT            Repair & restripe                                             $   165,800.00

WINDOWS                         Repair as needed                                              $     1,200.00

EXTERIOR LIGHTING               Convert to fluorescent and enhance security                   $    27,127.90

LANDSCAPE & IRRIGATION          Repair as needed throughout 100 acre property                 $   347,000.00

DRAINAGE                        Washout, grading and repair rip-rap wall                      $   201,750.00

TERMITES                        none                                                          $         0.00

PARKING                         Add ADA ramp access                                           $     3,285.00

LIFE SUPPORT SYSTEMS            Service                                                       $     1,225.00

POOL                            Extensive repair to pools and pool fencing                    $   185,990.00

HOT TUB                         Repair hot tub and plumbing                                   $    14,500.00

FENCE                           Replace, repair and paint as needed                           $    44,220.00

RACQUETBALL COURT               Repair, paint and rescreen                                    $    15,000.00

TENNIS COURT                    Resurface two. replace lighting and repair fixtures           $    22,300.00

BASEBALL FIELD                  Replace wood seating and fencing                              $     7,850.00

ROLLER HOCKEY COURT             Good condition                                                $         0.00

LAUNDRY ROOM                    Good condition                                                $         0.00

SAND VOLLEYBALL COURT           Good condition                                                $         0.00
                                                                                              --------------
Total Budget:                                                                                 $ 3,657,207.70
                                                                                              ==============

                             BAY MEADOWS APARTMENTS
                    7915 BAY MEADOWS CIRCLE JACKSONVILLE, FL.

INVENTORY

1) GLIDDEN PRESSURE WASHER                   1
2) WHIRLPOOL DEHUMIDIFIER                    1
3) TEEL DIAPHRAM PUMP                        1
4) SHOP VAC                                  1
5) AIR COMPRESSOR                            1
6) GRINDER                                   1
7) KEY MACHINE                               1
8) FREON RECOVERY MACHINE                    3
9) FREON RECOVERY TANKS                      9
10) PIPE THREADER                            1
11) HIGH VAC PUMP                            2
12) OXY/ACT TORCH                            1
13) EZ GO GOLF CART                          2
14) DESKS                                    3
15) CHAIRS                                   4
16) COMPUTER DESK                            1
17) TWO WAY MOTOROLLA RADIO                  17
18) RIGID SEWER MACHINE                      4
19) MILLWAUKEE DRILL SNAKE                   1
20) MILLWAUKEE SAWZALL                       1
21) BOSCH JACK HAMMER                        2
22) PAINT COMPRESSOR                         1
23) STREET SAW DM50                          1
24) STEAMX MACHINE                           1
25) TILE REMOVER                             1
26) HOOVER VACUUM                            1
27) WEEDEATER BLOWERS                        1
28) CRAFTSMAN TABLE SAW                      1
29) HONDA GENERATOR                          1
30) HAND TRUCK                               2
31) AIRLESS PAINT                            1
32) SIMPSON PRESSURE WASHER                  2
33) LADDER                                   4
34) BENCH VISE                               1
35) COMPUTER MITAC                           7
36) TYPEWRITER                               1
37) UNISONIC CALCULATOR                      1
38) HEWLETT PACKARD FAX MACHINE              1
39) TI CALCULATOR                            1
40) RELISYS MONITOR                          6
41) HEWLETT PACKARD PRINTER 520              2
42) HEWLETT PACKARD PRINTER 600              3
43) HEWLETT PACKARD LASER                    1
44) PAPER CUTTER                             1
45) CHAIRS (MISC.)                           21
46) DESK                                     9
47) CHAIRS (BLUE)                            2


48) SOFA TABLE                               1
49) FILE CABINET                             9
50) EZ GO GOLF CART W/CHARGER                3

                             BAY MEADOWS APARTMENTS
                             JACKSONVILLE, FLORIDA



                                    [PHOTO]


1) SIGN AT ENTRANCE

                                    [PHOTO]


2) SIGN AT ENTRANCE

                             BAY MEADOWS APARTMENTS
                             JACKSONVILLE, FLORIDA



                                    [PHOTO]


3) TWO STORY STYLE BUILDING

                                    [PHOTO]


4) 1 OF 4 SECTIONS

                             BAY MEADOWS APARTMENTS
                             JACKSONVILLE, FLORIDA



                                    [PHOTO]


5) 2 OF 4 SECTIONS

                                    [PHOTO]


6) 3 OF 4 SECTIONS

                             BAY MEADOWS APARTMENTS
                             JACKSONVILLE, FLORIDA



                                    [PHOTO]


7) 4 OF 4 SECTIONS

                                    [PHOTO]


8) SIDING

                             BAY MEADOWS APARTMENTS
                             JACKSONVILLE, FLORIDA



                                    [PHOTO]


9) STAIRWELLS

                                    [PHOTO]


10) STAIRWELL

                             BAY MEADOWS APARTMENTS
                             JACKSONVILLE, FLORIDA



                                    [PHOTO]


11) SIDING

                                    [PHOTO]


12) SIDING

                             BAY MEADOWS APARTMENTS
                             JACKSONVILLE, FLORIDA



                                    [PHOTO]


13) TRANSFORMER/FIRE HYDRANT

                                    [PHOTO]


14) TRIP HAZARD

                             BAY MEADOWS APARTMENTS
                             JACKSONVILLE, FLORIDA



                                    [PHOTO]


15) BALCONIES

                                    [PHOTO]


16) TRANSFORMER

                             BAY MEADOWS APARTMENTS
                             JACKSONVILLE, FLORIDA



                                    [PHOTO]


17) TRANSFORMER

                                    [PHOTO]


18) AIR HANDLER

                             BAY MEADOWS APARTMENTS
                             JACKSONVILLE, FLORIDA



                                    [PHOTO]


19) ELECTRIC BOX

                                    [PHOTO]


20) METER BOXES

                             BAY MEADOWS APARTMENTS
                             JACKSONVILLE, FLORIDA



                                    [PHOTO]


21) HANDICAPPED PARKING

                                    [PHOTO]


22) PARKING LOT

                             BAY MEADOWS APARTMENTS
                             JACKSONVILLE, FLORIDA



                                    [PHOTO]


23) TREES TOO CLOSE TO BUILDING

                                    [PHOTO]


24) TREES TOO CLOSE TO BUILDING

                             BAY MEADOWS APARTMENTS
                             JACKSONVILLE, FLORIDA



                                    [PHOTO]


25) A/C UNITS

                                    [PHOTO]


26) METER BOXES

                             BAY MEADOWS APARTMENTS
                             JACKSONVILLE, FLORIDA



                                    [PHOTO]


27) EXTERIOR LIGHTING

                                    [PHOTO]


28) BALCONY

                            BAY MEADOWS APARTMENTS
                            JACKSONVILLE, FLORIDA



                                    [PHOTO]


29) STAIRWELL

                                    [PHOTO]


30) SIDING

                            BAY MEADOWS APARTMENTS
                            JACKSONVILLE, FLORIDA



                                    [PHOTO]


31) DRAINAGE CONDITION

                                    [PHOTO]


32) DRAINAGE CONDITION

                             BAY MEADOWS APARTMENTS
                             JACKSONVILLE, FLORIDA



                                    [PHOTO]


33) GRADING

                                    [PHOTO]


34) WASHATERIA

                             BAY MEADOWS APARTMENTS
                             JACKSONVILLE, FLORIDA



                                    [PHOTO]


35) CAR WASH

                                    [PHOTO]


36) MAINTENANCE SHOP

                             BAY MEADOWS APARTMENTS
                             JACKSONVILLE, FLORIDA



                                    [PHOTO]


37) TENNIS COURTS

                                    [PHOTO]


38) TENNIS COURTS

                             BAY MEADOWS APARTMENTS
                             JACKSONVILLE, FLORIDA



                                    [PHOTO]


39) FENCE AT TENNIS COURTS

                                    [PHOTO]


40) TENNIS COURT LIGHTING

                             BAY MEADOWS APARTMENTS
                             JACKSONVILLE, FLORIDA



                                    [PHOTO]


41) PLAYGROUND

                                    [PHOTO]


42) LANDSCAPING

                             BAY MEADOWS APARTMENTS
                             JACKSONVILLE, FLORIDA



                                    [PHOTO]


43) LANDSCAPING

                                    [PHOTO]


44) SWIMMING POOL

                             BAY MEADOWS APARTMENTS
                             JACKSONVILLE, FLORIDA



                                    [PHOTO]


45) SWIMMING DECK

                                    [PHOTO]


46) SWIMMING POOL

                             BAY MEADOWS APARTMENTS
                             JACKSONVILLE, FLORIDA



                                    [PHOTO]


47) VOLLEYBALL COURTS

                                    [PHOTO]


48) EXERCISE ROOM

                             BAY MEADOWS APARTMENTS
                             JACKSONVILLE, FLORIDA



                                    [PHOTO]


49) SWIMMING POOL

                                    [PHOTO]


50) BASEBALL FIELD

                            BAY MEADOWS APARTMENTS
                            JACKSONVILLE, FLORIDA



                                    [PHOTO]


51) SIDING

                                    [PHOTO]


52) INTERIOR PLUMBING

                             BAY MEADOWS APARTMENTS
                             JACKSONVILLE, FLORIDA



                                    [PHOTO]


53) WATER HEATER

                                    [PHOTO]


54) PARKING LOT